                                                                     EXHIBIT 4.1

                            INCORPORATED UNDER THE
                         LAWS OF THE STATE OF DELAWARE



NUMBER                                                                    SHARES

C

COMMON STOCK               PETROGLYPH ENERGY, INC.              CUSIP __________



THIS CERTIFIES THAT ______________________________________ is the owner of
______________________________ FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE, OF


                            PETROGLYPH ENERGY, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

     WITNESS the signatures of the Corporation's duly authorized officers.


                                    Dated:



                                    COUNTERSIGNED AND REGISTERED:

                                    AMERICAN STOCK TRANSFER & TRUST
                                     COMPANY

          PRESIDENT                      TRANSFER AGENT AND REGISTRAR


                                    BY

          SECRETARY                      AUTHORIZED SIGNATURE

                            PETROGLYPH ENERGY, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common            UNIF GIFT MIN ACT -- ______ Custodian _______
  TEN ENT -- as tenants by the entireties                         (Cust)           (Minor)
  JT TEN  -- as joint tenants with right                    Under Uniform Gifts to Minors
             of survivorship and not as                     Act ________________________
             tenants in common                                         (State)

    Additional abbreviations may also be used though not on the above list.

     For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
   Please print or typewrite name and address, including postal zip code, of assignee

________________________________________________________________________________

_________________________________________________________________________Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ______________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                X_______________________________________________


                                X_______________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: